URGENT NOTICE: SPARTAN(registered trademark) U.S. EQUITY INDEX FUND
SHAREHOLDERS
PLEASE VOTE YOUR PROXY RIGHT AWAY - DO NOT DELAY
 NOTE: THERE ARE ONLY 2 BUSINESS DAYS LEFT BEFORE THE MEETING. WE MAY
HAVE TO
 ADJOURN DUE TO INSUFFICIENT SHAREHOLDER RESPONSE!
 TO VOTE NOW:  PLEASE CALL 1-800-848-3155
PLEASE NOTE: THE SCHEDULED WEDNESDAY, NOVEMBER 19TH SPECIAL SHAREHOLDERS' MEETING FOR THE SPARTAN U.S. EQUITY INDEX FUND IS IN DANGER OF BEING ADJOURNED DUE TO LACK OF VOTER PARTICIPATION. Several weeks ago we mailed you a letter reminding you to vote on two important proposals that affect your fund. To date, we have not received your ballot.
YOUR VOTE IS VERY IMPORTANT!
WITH FIDELITY, PROXY VOTING IS QUICK AND EASY- PLEASE TAKE A MINUTE
TO:
VOTE BY PHONE: CALL 1-800-848-3155; weekdays from 9 am-11 pm EST; Saturdays from 10 am-10 pm EST; Sundays from 10 am-6 pm EST. Our independent proxy solicitor, D. F. King & Co., Inc. will record your vote immediately.
 or
VOTE BY FAX: Please fax both the FRONT and BACK of your signed proxy card to:
1-888-451-8683. PLEASE BE SURE TO SIGN THE PROXY CARD TO VALIDATE YOUR
VOTE.
 or
FOR OVERNIGHT PROXY DELIVERY BY TUESDAY, 11/18 ONLY: Just record your vote AND SIGN the enclosed proxy card. Drop the pre-paid Federal Express envelope off at any Federal Express box or call 1-800-238-5355 to arrange for them to pick up.
Please accept our thanks for your cooperation and prompt attention to this matter.
Sincerely,
Edward C. Johnson 3d
Chairman and Chief Executive Officer